As filed with the Securities and Exchange Commission on March 27, 2026

Registration No. 333-294597

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

(Amendment No. 1)

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933

_________________________________

EDAP TMS S.A.

(Exact name of registrant as specified in its charter)

_________________________________

France	Not applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Parc d’Activités la Poudrette-Lamartine

4/6, rue du Dauphiné

69120 Vaulx-en-Velin, France

+33(0) 4 72 15 31 50

(Address, including zip code, and telephone number, including area code of registrant’s principal executive offices)

EDAP Technomed Inc.

5321 Industrial Oaks Blvd, Suite 110

Austin, TX 78735

U.S.A.

Tel: + 1 512 832 7956

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Sanket Shah EDAP TMS S.A. 4/6, rue du Dauphiné 69120 Vaulx-en-Velin, France +33(0) 4 72 15 31 50	Jeremy Cleveland JONES DAY 1755 Embarcadero Road Palo Alto, California 94303 (650) 739-3939

From time to time after the effective date of this Registration Statement

(Approximate date of commencement of proposed sale to the public)

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act:

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

EDAP TMS S.A. is hereby filing this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-294597), originally filed on March 25, 2026 (the “Registration Statement”), as an exhibit-only filing to file an opinion of Jones Day, filed herewith as Exhibit 5.1 (the “Opinion”). Accordingly, this Pre-Effective Amendment No. 1 consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature pages to the Registration Statement, and the Opinion filed herewith as Exhibit 5.1. The prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

Item 16. Exhibits.

A list of exhibits filed with this registration statement is set forth in the Exhibit Index, and such exhibits are incorporated into this Item 16 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, EDAP TMS S.A. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Altos, United States of America, on March 27, 2026.

EDAP TMS S.A.

By:	/s/ Ryan Rhodes
Name:	Ryan Rhodes
Title:	Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on March 27, 2026.

Signature	Title	Date

/s/ Ryan Rhodes Ryan Rhodes	Chief Executive Officer and Director (Principal Executive Officer)	March 27, 2026

/s/ * Ken Mobeck	Chief Financial Officer (Principal Financial Officer)	March 27, 2026

/s/ * François Dietsch	Chief Accounting Officer (Principal Accounting Officer)	March 27, 2026

/s/ * Lance Willsey	Chairman of the Board and Director	March 27, 2026

/s/ * Fran Schulz	Director	March 27, 2026

/s/ * Josh Levine	Director	March 27, 2026

/s/ * David Horn	Director	March 27, 2026

* By:	/s/ Ryan Rhodes
Ryan Rhodes, Attorney-in-Fact, March 27, 2026

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed by the undersigned as the duly authorized representative in the United States of EDAP TMS S.A. in the City of Los Altos, United States of America, on March 27, 2026.

EDAP TMS S.A.

By:	/s/ Ryan Rhodes
Name:	Ryan Rhodes
Title:	Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description
1.1*	Form of Underwriting Agreement.
3.1**	By-laws (statuts) of EDAP TMS S.A. (English translation) as amended as of December 18, 2025 (Incorporated herein by reference to Exhibit 3.1 of EDAP TMS S.A.’s Annual Report on Form 10-K for the year ended December 31, 2025 filed March 25, 2026, SEC File Number 000-29374).
4.1**	Form of Amended and Restated Deposit Agreement between EDAP TMS S.A., The Bank of New York Mellon, as depositary and owners and beneficial owners of American Depositary Shares issued thereunder (incorporated herein by reference to Exhibit 1.2 to Form F-6 dated September 15, 2011, SEC File No. 333-176843).
4.2**	Form of American Depositary Receipt (included in Exhibit 4.1).
4.3*	Form of Warrant.
5.1	Opinion of Jones Day, French counsel to the registrant.
5.2**	Opinion of Jones Day, counsel to the registrant (incorporated herein by reference to Exhibit 5.2 to Form S-3 dated March 25, 2026, SEC File No. 333-294597).
10.1**	Finance Contract, dated as of October 17, 2025, between the Company and the European Investment Bank (incorporated herein by reference to Exhibit 99.1 to Form 6-K dated October 20, 2025, SEC File No. 000-29374).
10.2**	Warrant Agreement, dated as of October 17, 2025, between the Company and the European Investment Bank (incorporated herein by reference to Exhibit 99.2 to Form 6-K dated October 20, 2025, SEC File No. 000-29374).
23.1**	Consent of KPMG S.A. (incorporated herein by reference to Exhibit 23.1 to Form S-3 dated March 25, 2026, SEC File No. 333-294597)
23.2	Consent of Jones Day (included in Exhibits 5.1 and 5.2 (incorporated herein by reference to Exhibit 5.2 to Form S-3 dated March 25, 2026, SEC File No. 333-294597)).
24.1**	Powers of Attorney (incorporated herein by reference to the signature pages to Form S-3 dated March 25, 2026, SEC File No. 333-294597).
107**	Calculation of Filing Fee Table (incorporated herein by reference to Exhibit 107 to Form S-3 dated March 25, 2026, SEC File No. 333-294597)

________________

*	To be filed, if necessary, subsequent to the effectiveness of this Registration Statement by an amendment to this Registration Statement or as an exhibit to a report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and incorporated herein by reference.

**	Filed previously